1,265,000 Shares of Common Stock
                          COMPUTER HORIZONS CORP.


                           UNDERWRITING AGREEMENT



                                                               June 7, 1995


JANNEY MONTGOMERY SCOTT INC.
1801 Market Street
20th Floor
Philadelphia, Pennsylvania 19103
Attention: Syndicate Department

ROBERT W. BAIRD & CO. INCORPORATED
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Attention:  Syndicate Department

Ladies and Gentlemen:

     Computer Horizons Corp., a New York corporation (the "Company") , proposes to issue and sell to the several underwriters named in Schedule I
                                                                ----------
hereto (the "Underwriters") 1,025,000 shares of Common Stock of the Company (the "Company Firm Shares"), and Mr. John J. Cassese, Chairman of the Board, President and Chief Executive Officer of the Company (the "Selling Shareholder") proposes to sell to the Underwriters 75,000 shares of Common Stock of the Company (the "Selling Shareholder Firm Shares" and, together with the Company Firm Shares, the "Firm Shares"). In addition, the Selling Shareholder and the Company each propose to grant severally to the Underwriters, solely for the purpose of covering over-allotments, the option described in Section 5 of this Agreement to purchase up to 165,000 additional shares of Common Stock of the Company (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

     You, as representatives of the Underwriters (the "Representatives"), have advised the Company and the Selling Shareholder that you and the other Underwriters desire to purchase, severally, the Firm Shares and you represent and warrant to the Company that you have been authorized by the Underwriters to execute this agreement (this "Agreement") on their behalf. The Company and the Selling Shareholder hereby severally confirm the agreement made by them with respect to the purchase of the Shares by the several Underwriters on whose behalf you are signing this Agreement, as follows:

     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission ("Commission") a registration statement on Form S-2 (No. 33-59103) for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares and may have filed one or more amendments thereto, copies of which have heretofore been delivered to you. The registration statement, including the prospectus, financial statements and exhibits and documents and information incorporated by reference therein, when it shall become effective, and such additional information, if any, with respect to the offering permitted to be omitted from such registration statement when it becomes effective if subsequently filed with the Commission pursuant to Rule 430A of the General Rules and Regulations of the Commission under the Securities Act (the "Rules under the Securities Act"), is hereinafter called the "Registration Statement" and the final prospectus included as part of the Registration Statement is herein called the "Prospectus," except that, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Rules under the Securities Act) , the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. The term "Preliminary Prospectus" as used in this Agreement means a preliminary prospectus as defined in Rule 430 of the Rules under the Securities Act. The Securities Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the rules and regulations promulgated thereunder are sometimes collectively referred to in this Agreement as the "Acts."

          (b) Compliance with Securities Act, etc. When the Registration Statement shall become effective and at all times subsequent thereto, up to and including the Closing Date and the Option Closing Date (as such terms are herein defined), and during such longer period until any post-effective amendment to the Registration Statement shall become effective, the Registration Statement (and any post-effective amendment to the Registration Statement) (i) will contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules under the Securities Act, (ii) will fully comply in all material respects with the applicable provisions of the Securities Act and the Rules under the Securities Act, and (iii) will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus and any amendment or supplement thereto will at all times up to and including the Closing Date and the Option Closing Date, and during such longer period as the Prospectus may be required to be delivered in connection with sales of Firm Shares or Additional Shares by the Underwriters or any dealer, fully comply in all material respects with the provisions of the Securities Act and the Rules under the Securities Act and will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties
- --------  -------
as to the information contained in or omitted from the Registration Statement or any post-effective amendment to the Registration Statement or the Prospectus or any amendment of, or supplement to, either of them in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives or by the Selling Shareholder specifically for use in connection with the preparation of the Registration Statement or of the Preliminary Prospectus or the Prospectus. It is understood that, except for such information as may hereafter be identified by the Representatives in writing as being so furnished, the statements set forth in the Prospectus on page 2 with respect to stabilization, under the section entitled "Underwriting" and the identity of counsel for the Underwriters under the section entitled "Legal Matters" constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement and Prospectus, as the case may be.

          (c) No Stop Order, etc. The Company has not received from the Commission any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, fully complied in all material respects with the provisions of the Securities Act and the Rules under the Securities Act and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or
            -----------------
warranties as to the information contained in or omitted from any Preliminary Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives or by the Selling Shareholder specifically for use in connection with the preparation of such Preliminary Prospectus.

          (d) Accountants. Grant Thorton LLP, independent certified public accountants, have audited the audited financial statements filed as part of the Registration Statement and those included in the Prospectus, to the extent set forth in their reports in the Registration Statement and Prospectus, and are independent public accountants as required by the Securities Act and the Rules under the Securities Act.

          (e) Reports and Financial Statements. (i) The Company has previously furnished the Underwriters with true and correct copies of (i) the Company's Annual Report on Form 10-K for each of the two fiscal years ended December 31, 1994 and 1993 as filed with the Commission; (ii) its Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 1994, September 30, 1994 and March 30, 1995, each as filed with the Commission; and (iii) all other proxy statements, reports or registration statements filed by the Company with the Commission since January 1, 1994 (collectively, the "Publicly Filed Documents"). As of their respective dates, the Company's Publicly Filed Documents did not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements included in any Publicly Filed Document have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated therein or in the notes thereto and except that note disclosures regarding any interim period may have been omitted in accordance with the applicable rules of the Commission promulgated under the Exchange Act) and fairly present the financial condition, the results of operations and consolidated cash flows of the Company and the Subsidiaries (as hereinafter defined), at the dates and for the periods indicated subject, in the case of unaudited interim financial statements, to normal year-end adjustments. The Company has filed with the Commission all reports and other filings required to be filed by it since January 1, 1992.

     (ii) The consolidated financial statements included in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules under the Securities Act. The audited consolidated financial statements and unaudited interim financial statements included in the Registration Statement have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto and except that note disclosures regarding any interim period may have been omitted in accordance with the applicable rules of the Commission promulgated under the Exchange Act) and fairly present the financial condition, the results of operations and consolidated cash flows of the Company and the Subsidiaries, at the dates and for the periods indicated subject, in the case of unaudited interim financial statements, to normal year-end adjustments.

          (f) Subsidiaries; Commonly Controlled Entities. The Company presently has no significant subsidiaries as that term is defined in Rule 405 of the Rules under the Securities Act, other than Computer Knowledge Corporation, Horizons Consulting, Inc., Strategic Outsourcing Services, Inc., Unified Systems Solutions, Inc. and Worldwide Computer Services, Inc. (the "Subsidiaries"); provided, however, that no representation or warranty is made that each subsidiary meets any of the conditions for being a significant subsidiary set forth in Rule 405. All of the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned beneficially by the Company, free and clear of any liens, encumbrances, security interests or other restrictions, and there are no outstanding rights to acquire any of the capital stock of the Subsidiaries and the Company has no obligation to issue any such rights. Except as described herein, neither the Company nor any of the Subsidiaries owns any securities of any corporation or has any equity interest in any firm, partnership, association or other entity other than Birla Horizons International Ltd., a corporation formed under the laws of India in which the Company has a 50% interest, inactive subsidiaries and cash equivalents.

          (g) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, and there has not been any material change in the capital stock (including any dividend or distribution of any kind declared, paid, or made on any class of capital stock of the Company) or long term debt or obligations under capital leases of the Company, or any material adverse change or any development involving a prospective material adverse change, which, if enacted or adopted, could reasonably be expected to have a material adverse change, in the condition (financial or otherwise) , or in the earnings, business affairs or business prospects of the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus.

          (h) Capitalization; Descriptions of Securities. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization"; the issued and outstanding Common Stock, including the Additional Shares which may be purchased by the Underwriters from the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; the Firm Shares (and, if issued and sold hereunder by the Company, the Additional Shares) when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and non-assessable (subject to Section 630 of the New York Business Corporation Law (the "BCL")). The Common Stock and the preferred stock of the Company conform to the descriptions of them contained in the Prospectus, and the descriptions of the Common Stock and preferred stock conform to the rights set forth in the Company's Certificate of Incorporation, as amended, defining the same. There are no outstanding rights to acquire any of the capital stock of the Company and the Company has no obligations to issue any such rights, except as set forth on the Registration Statement and as provided in the Agreement dated as of January 13, 1993 among Unified Solutions, Inc., the Company and the Shareholders, as defined therein (the "USS Agreement"). The issuance of the Firm Shares (and, if issued and sold hereunder by the Company, the Additional Shares) is not subject to, or in violation of, any preemptive or other similar rights.

          (i) Organization, Qualification, etc. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of New York, and has all of the corporate power to own and lease its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement. Each of the Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation, each with the corporate power to own and lease its properties and to conduct its business as described in the Prospectus.
Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and the Subsidiaries taken as a whole.

          (j) Regulatory Compliance. The Company and each of the Subsidiaries hold all material licenses, certificates, permits and other evidence of regulatory compliance issued by appropriate federal, state or local governmental agencies or bodies necessary for the conduct of its business as described in the Prospectus, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or other evidence of compliance which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and the Subsidiaries taken as a whole.

          (k) Authority. The Company has full power and lawful authority, and has taken all corporate action necessary, to enter into this Agreement and to authorize, issue and sell the Company Firm Shares and the Additional Shares on the terms and conditions set forth in this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws relating to or affecting creditors' rights and remedies in general and by general principles of equity (regardless of whether enforcement is sought in a proceeding brought in law or in equity) and limitations on the enforceability of indemnification and contribution provisions under Federal or state securities laws or public policy.

          (l) Compliance with Other Instruments; Consents. Neither the Company nor any Subsidiary is in violation of its charter or bylaws or in default in the performance or observation of any obligation, agreement, covenant or condition contained in any rights agreement, indenture, mortgage, deed of trust, note, bank loan or credit agreement, or any other material agreement or instrument to which it is a party or by which it is bound, or to which any of its property or assets are subject (collectively, "Contracts"), which default or defaults, singly or in the aggregate, are material to the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries taken as a whole, and each such Contract is in full force and effect and is the legal, valid and binding obligation of the Company or a Subsidiary, as the case may be, and is enforceable against the Company or a Subsidiary, as the case may be, in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws relating to or affecting creditors' rights and remedies in general and by general principles of equity (regardless of whether enforcement is sought in a proceeding brought in law or in equity) and limitations on the enforceability of indemnification and contribution provisions under Federal or state securities laws or public policy. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein (i) will not conflict with, result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give rise to the rights of termination under, any Contract to which the Company or any Subsidiary is a party or by which any of their respective properties or assets are bound, or the charter or bylaws of the Company or any of the Subsidiaries, or any material law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company, the Subsidiaries or their respective properties or operations, and (ii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of any of the transactions contemplated hereby, except such as have been obtained and such as may be required under the Acts, under state securities or "Blue Sky" laws or the rules and regulations of the National Association of Securities Dealers, Inc.

(the "NASD") in connection with the purchase and distribution of the Shares by the several Underwriters.

          (m) Compliance With Laws. Neither the Company nor any Subsidiary is in violation of any applicable order, injunction, award, citation, decree, or writ (collectively, "Orders"), or any applicable law, statute, code, ordinance, rule, regulation or other requirement (collectively, "Laws"), of any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator (collectively, "Governmental Bodies") affecting its assets, affairs or business, where the effect of any such violation, individually or in the aggregate, would have a material adverse affect on the business or financial condition of the Company and the Subsidiaries, taken as a whole.

          (n) Litigation. Except as set forth in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of the Subsidiaries that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that if adversely affected, would have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries, taken as a whole, or that would have a material adverse effect on the properties or assets of the Company and the Subsidiaries, taken as a whole, or that would materially or adversely affect the transactions contemplated by this Agreement.

          (o) Payment of Taxes. The Company has filed all United States federal, state and local tax returns which are required to be filed by it. All taxes and all assessments to the extent that they have become due have been paid. The Company has made adequate accruals for all taxes which may be owed but have not been paid.

          (p) Real and Personal Property. Except as disclosed in the Prospectus, the Company owns outright, in fee simple, title to the real and personal property purported to be owned by it, free and clear of all liens, mortgages, charges or encumbrances of any nature, except those which do not materially diminish the value of the property subject to them or interfere with or impair the present and continued use of that property in the usual and normal conduct of its business. All of the leases under which the Company holds properties or assets as lessee are, in all material respects, as described in the Prospectus (to the extent so described) and are valid and in full force and effect and enforceable against the Company in accordance with their terms, (except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws relating to or affecting creditors' rights and remedies in general and by general principles of equity (regardless of whether enforcement is sought in a proceeding brought in law or in equity) and limitations on the enforceability of indemnification and contribution provisions under Federal or state securities laws or public policy) and the Company is not in default in any respect under any of the terms or provisions of any such leases, except for any default which would not have a material adverse effect on the business of the Company and the Subsidiaries, taken as a whole, and no claim has been asserted by anyone adverse to the rights of the Company as lessee under any of the leases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased premises or assets under any such lease.

          (q) Intellectual Property. The Company owns or possesses adequate licenses or other rights to use all patents, trade secrets, trademarks, trade names and copyrights necessary to enable it to conduct its business as now operated (the "Intellectual Property") and such Intellectual Property (other than Intellectual Property rights acquired as licensee) is owned free and clear of any liens, security interests, mortgages, charges, encumbrances and adverse rights of every kind, nature and description; and the Company does not have knowledge of any claim and has not received any notice of infringement of or conflict with asserted rights of others or have knowledge of infringement by others of its rights with respect to any of the foregoing which, singly or in the aggregate, could reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and the Subsidiaries, taken as a whole. The Company has the right to make, copy, sell, exploit and provide to others the use of the Intellectual Property in connection with its business as currently conducted. The Company has taken or is taking all actions necessary in its reasonable judgment to protect the Intellectual Property. No third party has any interest in or right to compensation from the Company by reason of the use, exploitation or sale of the Intellectual Property, and the Company has not received notice or knowledge of any complaint, assertion, threat or allegation that would contradict the foregoing.

          (r) Insurance. The Company has its property adequately insured against loss or damage by fire, maintains adequate insurance against liability for negligence, and maintains such other insurance in such nature and amounts of coverage as is usually maintained by companies engaged in the same or similar business.

          (s) No Stabilization or Manipulation of Price. Neither the Company nor any officer or director of the Company has taken, and the Company and each officer and director of the Company have agreed not to take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might in the future reasonably be expected to constitute stabilization or manipulation of the price of the Shares in connection with the offering contemplated by the Registration Statement.

          (t) Related Transactions. There are no business relationships or related party transactions of the nature described in Item 404 of Regulation S-K involving the Company and any other persons referred to in said Item 404 that are required to be described in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1994 and which have not been so disclosed.

          (u) No Registration Rights. There are no contracts, arrangements, or understandings between the Company and any person granting such person or entity the right to require registration of Common Stock or other securities of the Company or to require the

Company to include such securities with the Shares registered pursuant to the Registration Statement.

          (v) Lock-up Agreements. The Company has obtained and delivered to the Underwriters a written agreement, in substantially the form annexed hereto as Exhibit A, from each executive officer and director of the Company as of the effective date of the Registration Statement (the "Effective Date"), restricting the disposition of shares of Common Stock on the terms provided therein.

          (w) No Broker or Finder Engaged by the Company. Except for an obligation to pay JMS $75,000 for certain services, including in connection with the offer and sale of the Shares, the Company has not incurred any liability for any finder's fees or similar payments in connection with any of the transactions herein contemplated.

          (x) Labor Relations. Neither of the Company nor any Subsidiary is involved in any labor dispute which could reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and the Subsidiaries, taken as a whole, and no such dispute is, to the Company's knowledge, threatened.

          (y) Dealings. None of the Company, the Subsidiaries, any of their respective officers or directors, nor any of their respective employees, agents or any other person acting on behalf of the Company or the Subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or an agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist in connection with any actual or proposed transaction) which (a) could reasonably be expected to subject the Company to any material damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, could reasonably be expected to have had a materially adverse effect on the assets, business or operations of the Company and the Subsidiaries, taken as a whole, as reflected in any of the consolidated financial statements contained in the Prospectus, or (c) if not continued in the future, could reasonably be expected to have a material adverse effect on the assets, business, operations or prospects of the Company and the Subsidiaries, taken as a whole. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

          (z) Investment Company. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     2. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

          (a) Authority; Compliance with Other Instruments. The Selling Shareholder has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Selling Shareholder Firm Shares and the Additional Shares which may be sold by the Selling Shareholder hereunder. This Agreement has been duly executed and delivered by the Selling Shareholder and constitutes the legal, valid and binding obligation of the Selling Shareholder enforceable against him in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws relating to or affecting creditors' rights and remedies in general and by general principles of equity (regardless of whether enforcement is sought in a proceeding brought in law or in equity) and limitations on the enforceability of indemnification and contribution provisions under Federal or state securities laws or public policy. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach by such Selling Shareholder of, or constitute a default by the Selling Shareholder under, any material indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other material agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound, or any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Selling Shareholder.

          (b) Consents. All authorizations, approvals and consents necessary for the execution and delivery by the Selling Shareholder of this Agreement, and the sale and delivery of Shares which may be sold by the Selling Shareholder hereunder (other than, at the time of the execution thereof, the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities or "Blue Sky" laws or the rules and regulations of the NASD) have been obtained and are in full force and effect.

          (c) Title to Shares. The Selling Shareholder is, and on the Closing Date will be, the lawful owner of the Selling Shareholder Firm Shares, and, in the event of the exercise of the over-allotment option granted to the Underwriters under Section 5 of this Agreement, on the Option Closing Date (as hereinafter defined) the Selling Shareholder will be, the lawful owner of the Additional Shares which may be sold by the Selling Shareholder hereunder. The Selling Shareholder has, and on the Closing Date will have, valid and marketable title to the Selling Shareholder Firm Shares, in each case free and clear of all liens, encumbrances, security interests or other restrictions (collectively, "Liens") and, upon proper delivery of and payment for such Shares, the Underwriters will acquire valid and marketable title thereto, free and clear of all Liens. The Selling Shareholder has, and, in the event of the exercise of the over-allotment option granted to the Underwriters under
Section 5 of this Agreement, on the Option Closing Date the Selling Shareholder will have, valid and marketable title to the Additional Shares which may be sold by the Selling Shareholder hereunder, in each case free and clear of all Liens and, upon proper delivery of and payment for such Additional Shares as provided herein, the Underwriters will acquire valid and marketable title thereto, free and clear of all Liens.

          (d) Accuracy of Registration Statement and Prospectus. The Selling Shareholder has examined the Registration Statement and the Prospectus, and all information furnished by or on behalf of the Selling Shareholder for use in the Registration Statement and Prospectus is, and, on the Option Closing Date, if any, will be, true, correct and complete, and, with respect to such information, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) No Broker or Finder. The Selling Shareholder has not incurred any liability for any finder's fee or similar payments in connection with the possible sale of the Selling Shareholder's Shares hereunder.


     3. Purchase and Sale of Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, (i) the Company hereby agrees to issue and sell to the several Underwriters, the Company Firm Shares and each Underwriter, severally and not jointly, hereby agrees to purchase from the Company, the number of Company Firm Shares set forth opposite the name of the Underwriter in Schedule I hereto, and (ii) the Selling Shareholder agrees to sell to the several Underwriters, the Selling Shareholder Firm Shares and each Underwriter, severally and not jointly, hereby agrees to purchase from the Selling Shareholder, the number of Selling Shareholder Firm Shares set forth opposite the name of the Underwriter in Schedule I hereto, at a purchase price of $___ per Firm Share.


     4. Delivery and Payment. (a) The Company shall deliver the Company Firm Shares at the office of Janney Montgomery Scott Inc., 26 Broadway, New York, New York, on June 12, 1995, at 10:00 A.M., New York City time, or at such other time, not more than ten (10) full business days thereafter, as the Company and you shall determine, the date and time of such delivery being hereinafter called the "Closing Date." On the Closing Date, delivery of the Firm Shares shall be made to you, for the respective accounts of the several Underwriters, against payment by the several Underwriters through you of the purchase price for the Firm Shares. The purchase price for the Company Firm Shares will be paid to or upon the order of the Company in a bank check in New York Clearing House funds. Certificates for the Firm Shares shall be made available to you for inspection, checking and packaging at the office of Janney Montgomery Scott Inc., 26 Broadway, New York, New York, not less than one full business day prior to the Closing Date. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

          (b) The Selling Shareholder shall deliver the Selling Shareholder Firm Shares at the office of Janney Montgomery Scott Inc. 26 Broadway, New York, New York on the Closing Date. Pursuant to the terms and conditions of an escrow agreement (the "Escrow Agreement") dated the date hereof by and among the Selling Shareholder, the Representatives and Proskauer Rose Goetz & Mendelsohn LLP (the "Escrow Agent"), the Selling Shareholder has, on the date hereof, delivered to the Escrow Agent certificates representing the Selling Shareholder Firm Shares, together with stock transfer powers, duly endorsed in blank, with his signature guaranteed by any member firm of the NASD or a commercial bank or trust company having an office in the United States. Pursuant to the Escrow Agreement, the Selling Shareholder has authorized and directed the Escrow Agent to deliver the Selling Shareholder Firm Shares to the Underwriters on the Closing Date in accordance with the terms of Section 4(a). The purchase price for the Selling Shareholder Firm Shares will be paid to or upon the order of the Selling Shareholder in a bank check in New York Clearing House funds.


     5. Option to Purchase Additional Shares. (a) For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, the Company and the Selling Shareholder hereby grant an option to the Underwriters to purchase 165,000 Additional Shares from the Company and the Selling Shareholder, in each case at a price per Additional Share identical to the price per Firm Share set forth in Section 3 of this Agreement, in accordance with the following sentence. The Selling Shareholder shall have the right to sell all of the Additional Shares to the Underwriters and, to the extent the Selling Shareholder does not so elect, the Company shall sell the remaining Additional Shares to the Underwriters in accordance with Section 5(b) below. The option granted hereby may be exercised by the Underwriters as to all or any part of the Additional Shares at any time, but only once, prior to the end of the close of business on the thirtieth day following the Closing Date. Subject to such adjustments to eliminate fractional shares as you, as the Representatives of the Underwriters, may determine, the number of Additional Shares to be purchased by each Underwriter shall bear the same ratio to the total number of Additional Shares to be sold as the total number of Firm Shares to be purchased by such Underwriter bears to the total number of Firm Shares to be purchased by the Underwriters.

          (b) The option granted hereby may be exercised by you, as the Representatives of the Underwriters, by giving written notice (the "Representatives's Notice") to the Company and the Selling Shareholder setting forth the number of Additional Shares to be purchased, the date and time for delivery of payment for the Additional Shares, and stating that the Additional Shares being purchased are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. Within two (2) business days after such notice is given by the Representatives, the Selling Shareholder shall notify the Company and the Representatives of the amount, if any, of the Additional Shares that shall be sold by him to the Underwriters (the "Selling Shareholder Notice"). The Company shall sell to the Underwriters that amount of Additional Shares, if any, which the Selling Shareholder has indicated in the Selling Shareholder Notice that he will not sell to the Underwriters. If the Representatives's Notice is given prior to the Closing Date, the date for delivery and payment for the Additional

Shares shall not be earlier than the later of two (2) full business days after the Representatives's Notice is given, or the Closing Date. If the Representatives's Notice is given on or after the Closing Date, the date for delivery of and payment for the Additional Shares shall not be earlier than five full business days after the day on which the notice is given.
In either event, the date shall not be more than fifteen (15) full business days after the day on which the notice is given. The date and time for delivery and payment is called the "Option Closing Date." Upon exercise of the option, the Company and the Selling Shareholder shall become obligated to sell to the Underwriters and, subject to the terms and conditions set forth in Section 5(c) of this Agreement, the Underwriters shall become obligated to purchase the number of Additional Shares described in Section 5(a) above, on the terms described herein. On the Option Closing Date, delivery of the Additional Shares shall be made against payment of the purchase price to the Company and/or the Selling Shareholder, as the case may be, in a bank check payable in New York Clearing House funds.

          (c) The obligation of the Underwriters to purchase and pay for any of the Additional Shares is subject to the accuracy as of the date of this Agreement, the Closing Date and the Option Closing Date of, and the compliance by the Company and the Selling Shareholder in all material respects with, their respective representations and warranties in this Agreement, to the accuracy of the statements of the officers of the Company made pursuant to this Agreement, to the performance in all material respects by the Company and the Selling Shareholder of their respective obligations under this Agreement, to the satisfaction by the Company and the Selling Shareholder as of the Option Closing Date of the conditions set forth in Section 11 of this Agreement, and to the delivery to you of opinions, certificates, and letters addressed to you and dated the Option Closing Date substantially similar in scope to those specified in Section 11 of this Agreement, but with each reference to "Firm Shares" to be to the Additional Shares being sold, and "Closing Date" to be to the "Option Closing Date."


     6. Offering by Underwriters. After the Registration Statement becomes effective, the Underwriters propose to offer for sale to the public the Firm Shares and any Additional Shares which may be sold at the price and upon the terms set forth in the Prospectus.


     7.   Expenses.   (a)  The Company agrees to pay all fees, taxes and
expenses incident to the performance of the obligations of the Company and the Selling Shareholder under this Agreement and under any other written agreement entered into by either or both of them in connection with the offer, sale and issuance of the Firm Shares and Additional Shares, and any fees, taxes and expenses, including transfer taxes, incident to the issuance and delivery of the Firm Shares and Additional Shares to the Underwriters as may be required by this Agreement (other than the fees and disbursements of the Underwriters' counsel, except as provided below), including, without limitation: (i) accounting, legal printing, any state or local transfer or other taxes (excluding any income taxes assessed with respect to Shares sold by the Selling Shareholder), Nasdaq listing fees, "road show" costs, advertising and other costs incurred in connection with the preparation, printing, filing and delivery to the Representatives of the

Registration Statement, the Preliminary Prospectus, the Prospectus, and all amendments or supplements to them, preliminary and final Blue Sky Memoranda, this Agreement, the Agreement Among Underwriters and Selected Dealer Agreement, Underwriters' Questionnaires, powers of attorney and any other agreements or similar items reasonably used by you or reasonably required or desirable in connection with the offering and sale of the Firm Shares and Additional Shares; (ii) the costs of furnishing by messenger, by overnight delivery, other expedited delivery service or by mail copies of the Preliminary Prospectus, the Prospectus and all supplements and amendments thereto to the several Underwriters, Selected Dealers and their respective customers; (iii) all filing fees to the Commission and the NASD payable in connection with this offering; (iv) the fees and expenses of the transfer agent; and (v) all legal fees, disbursements, filing fees and other costs of compliance with or registration and qualification under applicable state securities or Blue Sky laws, and all reasonable expenses incident thereto (including fees of Underwriter's counsel solely as it relates to the foregoing). In the event that the proposed offering does not proceed and the Closing does not occur for any reason, including the failure of the Company to perform any covenant or agreement or satisfy any of the conditions under this Agreement to be performed or satisfied by it, the Company shall reimburse the Representatives for their out-of-pocket expenses up to $25,000, and will, in addition, reimburse the Representatives for fees and expenses of counsel for the Underwriters based on actual time charges and disbursements, but not to exceed $50,000 (exclusive of Blue Sky fees), for which expenses the Representatives shall account to the Company.

          (b) The Selling Shareholder shall pay all stock transfer taxes payable with respect to the Shares sold by him.


     8. Covenants of the Company. In further consideration of the agreements of the Underwriters contained in this Agreement, the Company covenants and agrees with each of the several Underwriters as follows:

          (a) The Company will not at any time submit or make any amendment or supplement to the Prospectus or Registration Statement which shall not have been submitted to you within a reasonable time prior to the proposed submission thereof, or to which you shall reasonably and timely object in writing, or which is not in compliance with the Acts.

          (b) The Company will use its reasonable best efforts to cause the Registration Statement and any post-effective amendments thereto to comply with the requirements of the Securities Act and the Rules under the Securities Act and to become effective, and will promptly advise you and confirm in writing (i) when the Registration Statement shall become effective; (ii) when any post-effective amendment to the Registration Statement becomes effective; (iii) when the Commission shall request any amendment to the Registration Statement or Prospectus, or request any additional information; (iv) of the necessity of amending or supplementing the Registration Statement or any post-effective amendment in order to then meet the requirements of the Securities Act and the Rules under the Securities Act; and (v) of the issuance by the Commission, any "Blue Sky" authority or any other governmental agency with jurisdiction over the Company or its securities, of any stop order or similar order with regard to the Registration Statement or the Prospectus, or any order preventing or suspending the use of any Preliminary Prospectus or the Registration Statement or Prospectus, or of the suspension of the qualification of the Firm Shares and Additional Shares for offer or sale in any jurisdiction, or of the institution of any proceedings for any such purpose. The Company will use its reasonable best efforts to prevent the issuance of any stop order or of any order preventing or suspending such use and if such an order shall be issued, the Company will use its reasonable best efforts to obtain its withdrawal as soon as possible.

          (c) The Company will prepare and file with the Commission, upon your reasonable request, any amendments or supplements to the Registration Statement or Prospectus, in form and substance reasonably satisfactory to counsel for the Company, as in the opinion of Baer Marks & Upham, counsel for the Underwriters, may be necessary or advisable in connection with the distribution of the Firm Shares and Additional Shares, and will use its best efforts to cause the same to become effective as promptly as possible.

          (d) The Company consents to the use of any Preliminary Prospectus by the several Underwriters and by dealers for the purposes contemplated by this Agreement and in accordance with the Acts. The Company will deliver to you, without charge, on or before the Closing Date, three executed copies of the Registration Statement and all amendments thereto (including all financial statements, exhibits thereto, and documents incorporated by reference therein) and copies of all written communications between the Company, its representatives and agents and the Commission, and will deliver to you such number of copies of the Registration Statement (including all financial statements and documents incorporated by reference, but without exhibits), and all amendments thereto as you may reasonably request. The Company will deliver or mail to you and, upon your request, to the Underwriters, from time to time, during the period when delivery of the Prospectus relating to the Firm Shares and/or Additional Shares shall be required under the Acts, as many copies of the Prospectus (as amended or supplemented) as you may reasonably request.

          (e) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the Rules under the Securities Act, then, promptly and timely thereafter, the Company will prepare and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the Rules under the Securities Act copies of the amended Prospectus or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus) containing all information so omitted.

          (f) The Company will comply with the requirements of the Acts and any other applicable rules and regulations of any governmental authority having jurisdiction over this offering so as to permit the continuance of sales or dealing in the Shares. Subject to the provisions of subsection (a) of this Section 8, if, at any time when a Prospectus is required to be delivered under the Acts, (i) an event relating to or affecting the Company shall have occurred which, in the judgment of the Company and its counsel, or in the opinion of counsel for the Underwriters, would cause the Registration Statement as then in effect to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or in order to make the Registration Statement comply with the Acts, or (ii) in the opinion of Counsel to the Company or counsel for the Underwriters, it is necessary to amend or supplement the Registration Statement or Prospectus to comply with applicable laws, the Company will promptly notify you of the foregoing and will promptly prepare, file and deliver to you (or to the Underwriters and such dealers as you shall direct) without charge, such number of copies of the amended or supplemented Registration Statement or Prospectus as you shall reasonably request, and will use its best efforts to cause the Commission and appropriate "Blue Sky" authorities to take all required action with regard to any such amendment as may be necessary to permit the lawful use of the Registration Statement and Prospectus in connection with the distribution of the Firm Shares and Additional Shares.

          (g) The Company will supply all necessary documents, exhibits and information and execute all applications, instruments and papers as may be necessary or desirable in the opinion of Baer Marks & Upham, counsel for the Underwriters, to qualify the Shares for sale under the Blue Sky or other securities laws in such jurisdictions as the Underwriters may reasonably request; provided, however, that the Company shall not be obligated to qualify the Shares or the Additional Shares for offer and sale under the securities or Blue Sky laws of any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject. The Company will take any reasonable measures requested by you and such action, if any, which is necessary under such laws in order to qualify the Firm Shares and Additional Shares for sale.

          (h) The Company will make generally available to its security holders as soon as practicable after the expiration of one year after the date the Registration Statement becomes effective, and in all events not later than March 30, 1997, an earnings statement of the Company (which will be in such detail and form as you may reasonably request and which need not be audited) covering a period of at least 12 months beginning after the date the Registration Statement becomes effective, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act. Compliance by the Company with the provisions of Rule 158 promulgated under the Act shall satisfy the provisions of this Section 8(h).

          (i) So long as the Company shall be subject to the reporting requirements of the Exchange Act, the Company shall furnish to its shareholders annual reports containing financial statements of the Company audited by its independent certified public accountants and quarterly reports for the first three quarters of its fiscal year containing financial information which may be unaudited.

          (j) The Company will, from time to time, after the date the Registration Statement becomes effective, file with the Commission such reports as are required by the Acts and with state securities commissions in states where the Shares have been sold by the

Representatives (as the Representatives shall have advised the Company in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

          (k) The Company shall furnish to you as early as practicable prior to the Closing Date, but no later than three (3) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company which have been reviewed by the Company's independent certified public accountants, as stated in their letters to be furnished pursuant to Section 11(h) of this Agreement.

          (l) During the period of five (5) years from the date the Registration Statement becomes effective, the Company will furnish to the Representatives copies of all reports and other communications (financial or other) furnished by the Company to its shareholders and, as soon as reasonably practicable, copies of any reports or financial statements furnished or filed by the Company to or with the Commission, Nasdaq, or any national exchange on which any class of securities of the Company may be listed.

          (m) During the period of 180 days after the date the Registration Statement becomes effective, the Company will not, directly or indirectly, without the prior written consent of the Representatives, offer, sell, grant any option to purchase or otherwise dispose of any Common Stock or any securities convertible into or exchangeable for Common Stock except pursuant to this Agreement, and upon exercise or conversion of securities (including stock options) of the Company outstanding prior to the effective date of the Registration Statement or granted under the Company's stock option plan under which not more than 1,056,481 shares of Common Stock are reserved for issuance upon exercise of stock options granted thereunder.

          (n) The Company will reasonably enforce, for your benefit, the written agreements referred to in Section 1(v) hereof.


     9.   Indemnification.   (a)  Subject to the terms and conditions set
forth below, the Company agrees to indemnify and hold harmless, and, subject to Section 9 (c), the Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless, each Underwriter (including specifically each person who may be substituted for an Underwriter as provided in Section 13 of this Agreement) and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities (collectively, "Losses"), joint or several, to which they or any of them may become subject under the Acts, state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each of the Underwriters and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any claim or action whether or not resulting in any liability, insofar as such Losses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any Preliminary Prospectus or in the Prospectus (or the Registration Statement or Prospectus as from time to time amended or supplemented by the Company) or in any application or other document (hereinafter "Application") executed by the Company or based upon written information furnished by or on behalf of the Company, filed in any jurisdiction in order to qualify the Shares under the securities laws of that jurisdiction, or which arise out of or are based upon the omission or alleged omission to state in any of the foregoing any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in
            --------  -------
this subsection shall not apply to any Loss, to the extent arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Preliminary Prospectus or Prospectus (or the Registration Statement or Prospectus as from time to time amended or supplemented by the Company) or Application in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by the Representatives or any Underwriter directly or through you expressly for use therein; provided, further that the
                                          -----------------
indemnity agreement contained in this subsection is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus or the Prospectus but eliminated or remedied in the Prospectus or the Prospectus as supplemented or amended by the Company, such indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling such Underwriter from whom the person asserting any such Loss or action purchased the Shares if (i) prior to the time such Prospectus was required under the Securities Act to be furnished to such person the Company had furnished copies of the Prospectus or the Prospectus as supplemented or amended, as the case may be, to such Underwriter, (ii) a copy of such Prospectus, as then supplemented or amended, if applicable, was not furnished to such person at or prior to the time required under the Securities Act, and (iii) the delivery of such Prospectus would have cured the defect giving rise to such Losses or action. Promptly after receipt by any Underwriter or any person controlling such Underwriter of notice of the commencement of any action in respect of which indemnity may be sought against the Company or the Selling Shareholder under this subsection (a), such Underwriter or controlling person shall notify the Company and the Selling Shareholder in writing of the commencement of the action and, subject to the provisions hereinafter stated, the Company and/or the Selling Shareholder shall assume the defense of that action (including the employment of counsel, who shall be reasonably satisfactory to the Representatives, and the payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company and/or the Selling Shareholder hereunder. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense, but the fees and expenses of such counsel shall not be at the expense of the Company or the Selling Shareholder, unless (i) the employment of such counsel has been specifically authorized by the Company or the Selling Shareholder, as the case may be or, (ii) the indemnified party or parties reasonably conclude there may be defenses available to it or them which were not available to the Company or the Selling Shareholder and that such defenses makes representation by counsel employed by the Company inappropriate (in which case the Company or the Selling Shareholder, as the case may be, will not have the right to direct the defense of the action on behalf of the indemnified parties), in which event the reasonable expenses of one additional counsel for the Underwriters will be borne by the Company. Neither the Company nor the Selling Shareholder shall be liable to indemnify any person for any settlement of any such action effected without the written consent of the Company and/or the Selling Shareholder, as the case may be. The obligations of the Company and the Selling Shareholder under the indemnity agreement set forth in this subsection (a) shall be in addition to any liability the Company and the Selling Shareholder may otherwise have under this Agreement.

          (b) Each Underwriter (including specifically each person who may be substituted for any Underwriter as provided in Section 13 of this Agreement), severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, and the Selling Shareholder, from and against any and all Losses, joint or several, to which they or any of them may become subject under the Acts, state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer or controlling person and the Selling Shareholder for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any claim or action whether or not resulting in any liability, insofar as such Losses, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any Preliminary Prospectus or in the Prospectus (or the Registration Statement or Prospectus as from time to time amended or supplemented) or in any Application, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by the Representatives or such Underwriter directly or through the Representatives expressly for use therein. For all purposes of this Agreement, except for such information as may hereafter be identified by the Representatives in writing as being so furnished, the information contained in the section entitled "Underwriting", set forth in the Prospectus constitutes the only information furnished in writing by or on behalf of the Underwriters expressly for inclusion in any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus (as from time to time amended or supplemented), or any amendment or supplement thereto, or in any application, as the case may be. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against one or more Underwriters under this subsection (b), the indemnified party shall notify all Underwriters in writing of the commencement of the action and the Underwriter or Underwriters against whom indemnity may be sought shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel who shall be reasonably satisfactory to the Company and the Selling Shareholder, and the payment of expenses) insofar as such action shall relate to an alleged liability in respect of which indemnity may be sought against such Underwriter or Underwriters. The Company and each such director, officer or controlling person and the Selling Shareholder shall have the right to employ separate counsel in any such action and participate in the defense, but the fees and expenses of such counsel shall not be at the expense of any Underwriter unless (i) the employment of such counsel has been specifically authorized by the Underwriters obligated to defend such or action, or (ii) the indemnified party or parties reasonably conclude there may be defenses available to it or them which are not available to the Underwriters against whom indemnification is sought and that such defenses makes representation by counsel employed by the Underwriters inappropriate (in which case those Underwriters will not have the right to direct the defense of the action an behalf of the indemnified party or parties), in which event the reasonable expenses of one additional counsel for all the indemnified parties will be borne by the indemnifying Underwriters. The Underwriters against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any action effected without such Underwriter's written consent. The obligations of each Underwriter under the indemnity agreement set forth in this subsection
(b) shall be in addition to any liability each of them may otherwise have under this Agreement.

          (c) In the event of a claim for indemnity pursuant to the provisions of this Section 9, each Underwriter severally agrees to seek such indemnity in full from the Company. If, after seeking such indemnity, any Underwriter is unable, for any reason, to obtain such indemnity from the Company, such Underwriter may seek indemnity from the Selling Shareholder in accordance with the provisions of subsection (a) of this Section; provided, however, that the Selling Shareholder's aggregate liability under this Section shall be limited to an amount equal to the net proceeds (after deducting the Underwriter's discount but before deducting expenses) received by the Selling Shareholder from the sale of Shares pursuant to this Agreement.


     10.  Contribution.  To the extent the indemnification provided for in
Section 9 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then each indemnifying party under
Section 9, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party or parties, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above, but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Shareholder and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the tables on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to , among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

     The Company, the Selling Shareholder and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were
                      --- ----
treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution provisions contained in Section 9 and this Section 10 and the representations and other statements of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.


     11. Conditions of Obligations of Underwriters. The obligations of the Underwriters to purchase and pay for the Shares are subject (as of the date hereof and the Closing Date, and with respect to the Additional Shares, the Option Closing Date) to the accuracy in all material respects of and the compliance with the representations and warranties of the Company and the Selling Shareholder, the accuracy of the statements of officers and directors of the Company made pursuant to the provisions of this Agreement, the performance by the Company and the Selling Shareholder of their respective obligations under this Agreement and to the following additional conditions:

          (a) The Registration Statement shall become effective with the Commission no later than 10:00 A.M., New York City time, on the day following the date of this

Agreement, or such later time and date as shall have been consented to by the Underwriters (including you) who are obligated to purchase the Firm Shares to be purchased by the Underwriters pursuant to this Agreement; the Commission shall have taken all required action, if any, with regard to the Registration Statement, and, prior to the Closing Date, no stop order or similar order with regard to the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Underwriters, the Company or the Selling Shareholder, shall be contemplated by the Commission or by any securities, Blue Sky or other regulatory authority of any jurisdiction, and any request on the part of the Commission or such other securities, Blue Sky or regulatory authorities for additional information shall have been complied with to the reasonable satisfaction of Baer Marks & Upham, counsel for the Underwriters.

          (b) Prior to the date of this Agreement, the issuance and sale of the Firm Shares to be sold by the Company, and the Additional Shares which may be sold by the Company hereunder shall have been approved by all requisite corporate action of the Company.

          (c) The NASD shall have indicated that it had no objection to the underwriting arrangements pertaining to the sale of the Shares and the participation by the Underwriters in the sale of the Shares.

          (d) No action shall have been taken by the Commission or the NASD, the effect of which would make it improper, at any time prior to the Closing Date, for members of the NASD to execute transactions (as principal or agent) in any of the Shares, and no proceedings for the taking of such action shall have been instituted or shall be pending or, to the knowledge of the Underwriters or the Company, shall be contemplated by the Commission or the NASD. The Company represents that at the date hereof it has no knowledge that any such action is in fact contemplated by the Commission or the NASD.

          (e) Between the date of this Agreement and the Closing Date (and the Option Closing Date, if any), the Company (i) shall not have sustained any material loss outside the ordinary course of its business or of such character as would have a material adverse effect on the business or property of the Company and the Subsidiaries, taken as a whole, whether or not that loss is covered by insurance; and (ii) shall have conducted its business in the usual and ordinary manner and, except as disclosed in the Prospectus or except in the ordinary course of its business, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Subsidiaries, taken as a whole, which, in the reasonable judgment of the Representatives, is material and adverse and that makes it, in the reasonable judgment of the Representatives, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (f) At the Closing Date, there shall have been delivered to you a signed opinion of Proskauer Rose Goetz & Mendelsohn LLP addressed to the Underwriters, dated as of the Closing Date, in form and substance reasonably satisfactory to Baer Marks & Upham, counsel for the Underwriters, together with a signed or photostatic copy of that opinion for each of the other Underwriters, substantially to the effect that:

              (i) Each of the Company and the Subsidiaries is validly existing and in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to own and lease its properties and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where it owns or leases properties, except where the failure to so qualify would not have a material adverse effect on the earnings, business affairs or business prospects of the Company and the Subsidiaries, taken as a whole.

             (ii) All of the outstanding shares of capital stock of the Subsidiaries are owned of record and, to such counsel's knowledge, beneficially by the Company, free and clear, to such counsel's knowledge, of any liens, encumbrances, security interests or other restrictions, and, to such counsel's knowledge, no one has the right, upon the passage of time or otherwise, to acquire any of the stock of the Subsidiaries owned by the Company.

            (iii) The Shares to be sold by the Company as contemplated by this Agreement have been duly authorized, and, when issued as provided in this Agreement will be, validly issued, fully paid and non-assessable (subject to Section 630 of the BCL), and to such counsel's knowledge, no preemptive rights will be applicable to any of the Shares to be sold by the Company under this Agreement when issued and sold as contemplated in this Agreement, and in the Registration Statement and the Prospectus.

             (iv) Each of this Agreement and the Escrow Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws relating to or affecting creditors' rights and remedies in general, now or hereinafter in effect, and general principles of equity (regardless of whether enforcement is sought in a proceeding brought in law or in equity) and by limitations on the enforceability of indemnification and contribution provisions under federal or state securities laws or public policy. All corporate action required to be taken by the Board of Directors of the Company in connection with the authorization, issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement, the Registration Statement and the Prospectus have been duly taken.

              (v) The issuance by the Company of the Shares to be sold by it under this Agreement, the execution and delivery of this Agreement, the undertakings contained in the Registration Statement or the Prospectus, and the consummation of the transactions contemplated in this Agreement and compliance with the terms of this Agreement, will not conflict with or result in a breach of any of the terms or provisions of the Certificate of Incorporation, as amended, or the By-laws of the Company or the Subsidiaries, or any indenture, mortgage, deed of trust, note, bank loan or credit agreement or any other agreement or instrument known to such counsel to which the Company or the Subsidiaries is a party or by which any of its properties or assets are bound and which is material to the Company and the Subsidiaries, taken as a whole, or any applicable law (other than Blue Sky laws), rule or regulation, or (without search of any court dockets) any judgment, order or decree of any government, governmental agency or instrumentality or court, domestic or foreign, having jurisdiction over the Company or its properties or assets, known to such counsel.

             (vi) To the knowledge of such counsel, except as described in the Prospectus, each of the Company and the Subsidiaries holds all licenses, certificates, permits and other evidence of regulatory compliance issued by appropriate federal, state or local governmental agencies or bodies necessary for the conduct of its business as described in the Prospectus and which is material to the Company and the Subsidiaries, taken as a whole.

            (vii) Each of this Agreement and the Escrow Agent has been executed and delivered by or on behalf of the Selling Shareholder and constitutes a valid and legally binding agreement of the Selling
Shareholder in accordance with its terms.

           (viii) To the knowledge of such counsel, no authorizations, approvals and consents necessary for the execution and delivery by the Selling Shareholder of this Agreement, and the sale and delivery of Shares which may be sold by the Selling Shareholder hereunder (other than, at the time of the execution thereof, the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities or Blue Sky laws or under the rules and regulations of the NASD).

             (ix) To such counsel's knowledge upon the delivery of certificates for Shares being sold by the Selling Shareholder hereunder against payment therefor as provided herein, the Underwriters will acquire title to such Shares free and clear of any "adverse claim" (as such term is used in Section 8.302 of the Uniform Commercial Code as in effect in the State of New York), assuming the Underwriters purchased such Shares in good faith without notice of any such adverse claim.

              (x) Except for registration or qualification under the Securities Act or under state securities or Blue sky laws, no authorization, approval, consent or license of any regulatory body or authority is required for the valid authorization, issuance, sale and delivery of the Firm Shares and Additional Shares, or, if required, all such authorizations, approvals, consents and licenses have been obtained and are in force and effect.

             (xi) The Registration Statement has become effective, and, to such counsel's knowledge, no stop order or similar order has been issued with regard to the Registration Statement or the Prospectus, no proceedings for that purpose have been instituted or are pending, and such counsel has not been notified that any such proceedings are contemplated under the Acts or under any Blue Sky or other securities laws of any jurisdiction.

            (xii) The Registration Statement, the Prospectus and each post-effective amendment or supplement thereto, and each document filed pursuant to the Exchange Act and incorporated by reference into the Registration Statement and the Prospectus, complies (or, with respect to documents incorporated by reference, complied when so filed) as to form in all material respects with the requirements of the Acts (except that no opinion shall be expressed as to the financial statements, notes related thereto, and other financial or statistical data included therein and information supplied by you) , and, to such counsel's knowledge, all contracts or other documents of a character required by the Securities Act and the Rules under the Securities Act to be summarized or disclosed in the Prospectus or filed as exhibits to the Registration Statement have been so summarized, disclosed or filed.

           (xiii) To such counsel's knowledge, all statutes or regulations or legal or governmental proceedings required to be described in the Registration Statement or Prospectus are described therein as required, and all such descriptions in the Registration Statement or Prospectus are accurate in all material respects and present fairly the information purported to be shown.

            (xiv) To such counsel's knowledge, there are no outstanding options, warrants or other rights to purchase or acquire any shares of capital stock of the Company, except as set forth in the Registration Statement or the Prospectus and except pursuant to the USS Agreement.

             (xv) The authorized capital stock of the Company conform as to legal matters in all material respects with the statements concerning them made in the Registration Statement and the Prospectus under the section entitled "Description of Capital Stock," and such statements present fairly the matters respecting the authorized capital stock of the Company required to be set forth in the Registration Statement or the Prospectus.

            (xvi) Except as set forth in the Registration Statement and Prospectus, to such counsel's knowledge, there is no pending or threatened action, suit or proceeding before any court or before or by any governmental agency or body to which the Company is a party, or of which any of its properties or assets are the subject, which is required to be disclosed in the Registration Statement or Prospectus or which would have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

           (xvii) The Company is not an "investment company" or an entity "controlled" by and "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          In addition, such counsel shall also include a statement to the effect that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent public accountants, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration

Statement and the Prospectus and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except as stated in the foregoing opinions, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to the attention of such counsel that causes such counsel to believe that (i) the Registration Statement as of the Effective Date and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any statement with respect to the financial statements, schedules and other financial information included in the Registration Statement or the Prospectus).

          The opinions set forth in such opinion may be limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States.

     In rendering such opinion, such counsel may rely (a) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and (b) to the extent they deem proper, on certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing or qualification to do business of the Company, provided that copies of any such statements or certificates shall be delivered to counsel for the Underwriters, and on the representations and warranties of the Company and the Selling Shareholder contained in this Agreement.

          (g) At the Closing Date, you shall have received a Certificate signed by the Chairman of the Board, the President and the Vice President-Finance of the Company, dated as of the Closing Date, to the effect that:

              (i) Each officer signing the Certificate has carefully examined the Registration Statement and the Prospectus and, in his or her opinion, as of the date of the Prospectus, and as of the date of the Certificate, neither the Registration Statement nor the Prospectus, nor any amendment or supplement, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the date of the Prospectus, no event has occurred which should have been set forth in an amendment or a supplement to the Registration Statement or Prospectus which has not been so set forth, and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition of the Company and the Subsidiaries, taken as a whole.

             (ii) No stop order or similar order with regard to the Registration Statement or Prospectus has been issued and to the knowledge of such officer, no proceedings for that purpose have been taken or are contemplated by the Commission or any other agency having jurisdiction with respect to the issuance, sale or distribution of the Shares.

            (iii) The Company has complied in all material respects with its obligations under this Agreement, and the representations and warranties set forth in Section 1 of this Agreement are true and correct as of the date of the Certificate with the same force and effect as though made on that date.

          (h) On the date of this Agreement, you shall have received a letter addressed to the Underwriters, with a signed or photostatic copy for each of the several Underwriters, dated the date it is delivered, in form and substance satisfactory to you and Baer Marks & Upham, from Grant Thornton LLP, independent certified public accountants, concerning their examination and review of financial statements and various other data contained in the Registration Statement, containing the following:

              (i) confirming that they are, and during the periods covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company and the Subsidiaries within the meaning of the Act and the Rules under the Act and stating that the answer to Item 13 of the Registration Statement is correct insofar as it relates to them;

             (ii) stating that, in their opinion, the consolidated statements and schedules of the Company and the Subsidiaries included in the Registration Statement and Prospectus and covered by their opinion therein comply in form in all material respects with the applicable accounting requirements of the Act and the Rules under the Act;

            (iii) stating that, on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim financial statements of the Company and the Subsidiaries (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes (and consents) of the stockholders and Boards of Directors of the Company and the Subsidiaries and committees of such Boards of Directors, inquiries to certain officers and other employees of the Company and the Subsidiaries responsible for financial and accounting matters, and other specified procedures and inquiries to a date not more than five (5) business days prior to the date of such letter, nothing has come to their attention that caused them to believe that:
(A) the unaudited consolidated financial statements and schedules of the Company and the Subsidiaries included in the Registration Statement and Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Acts or are not fairly presented in conformity with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the applicable rules of the Commission under the Exchange Act) applied on a basis consistent with that of the audited financial statements appearing therein; (B) the unaudited pro forma adjustments, if any, have not been properly applied; (C) there was any change in the capital stock or long-term debt of the Company or any decrease in the net current assets or stockholders' equity of the Company as of the date of the latest available monthly financial statements of the Company and the Subsidiaries or as of a specified date not more than five business days prior to the date of such letter, each as compared with the amounts shown in the most recent balance sheet included in the Registration Statement and Prospectus, other than as described in the Registration Statement and Prospectus or any change or decrease (which shall be set forth therein) which you, in your sole discretion, shall accept, or (D) there was any decrease in combined net sales, net earnings, or net earnings per share of Common Stock of the Company and the Subsidiaries, during the period from March 30, 1995 to the date of the latest available combined monthly financial statements of the Company and the Subsidiaries or to a specified date not more than five business days prior to the date of such letter, each as compared with the corresponding period in 1993, other than as described in the Registration Statement and Prospectus or any decrease (which shall be set forth therein) which the Underwriters in the Underwriters sole discretion shall accept; and

             (iv) stating that they have compared specific numerical data and financial information pertaining to the Company and the Subsidiaries set forth in the Registration Statement, which have been specified by you prior to the date of this Agreement, to the extent that such data and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

     At the Closing Date, you shall have received a letter addressed to you, dated as of the Closing Date, with a signed or photostatic copy for each of the several Underwriters from Grant Thornton LLP, confirming, as of the Closing Date, the statements made in the letter furnished by them at the date of this Agreement and advising that as of a date no earlier than three business days prior to the Closing Date, they have no reason to believe that there has been any change in the matters described in the prior letter.

          (i) At the Closing Date there shall have been delivered to you, with a photostatic copy for each of the several Underwriters, a signed opinion of Baer Marks & Upham, counsel for the Underwriters, dated as of the Closing Date, with respect to the sufficiency of corporate proceedings and other legal matters in connection with this Agreement, the Shares, Registration Statement, Prospectus and related matters as the Representatives may request, and the Company and the Selling Shareholder shall have furnished to such counsel all documents as such counsel may have requested for the purpose of enabling them to pass upon those matters.

          (j) All proceedings in connection with the authorization, issuance and sale of the Shares shall be reasonably satisfactory in form and substance to you and to your counsel, and your counsel shall have been furnished with all documents, certificates and opinions, including resolutions of the Board of Directors of the Company and minutes of any shareholders' meetings, as may have been reasonably requested in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or the Selling Shareholder, and the performance of any of the covenants of the Company or the Selling Shareholder or the compliance with any of the conditions contained in this Agreement.

          (k) The Selling Shareholder shall have complied with the requirements of the Company's transfer agent relating to the sale by him of the Selling Shareholder Shares including, without limitation, the timely delivery to it of (i) the certificates for such shares accompanied by stock transfer powers duly signed and guaranteed in accordance with the provisions of Section 4(b) hereof and (ii) a legal opinion of counsel to the Company, in form and substance satisfactory to such transfer agent, relating to the transfer of such shares.

          (l) The "lock up" agreements between you and the officers and directors of the Company relating to the sales and certain other dispositions of shares of Common Stock or other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (m) The Shares shall have been approved for listing on the Nasdaq National Market.

     12. Conditions of Obligations of Company and Selling Shareholder. The obligations of the Company and the Selling Shareholder to sell and deliver the Shares to the several Underwriters is subject to the condition that the Registration Statement shall become effective with the Commission not later than 10: 00 A.M., New York City time, on the day following the date of this Agreement, or such later date as shall have been consented to by the Underwriters (including you) who are obligated to purchase a majority of the Shares to be purchased by all of the Underwriters pursuant to this Agreement, and prior to the Closing Date (and, with respect to the Additional Shares, prior to the Option Closing Date), no stop order or similar order with regard to the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or to the knowledge of the Company, shall be contemplated by the Commission or any other regulatory agency having jurisdiction with respect to the offer and sales of the Shares.


     13. Substitution of Underwriters. (a) If one or more Underwriters default in its or their obligations to purchase and pay for Firm Shares under this Agreement and if the aggregate amount of the Firm Shares which all Underwriters so defaulting shall have agreed to purchase does not exceed 10% of the Firm Shares, each nondefaulting Underwriter shall have the right and is obligated, severally, to purchase and pay for (in addition to the number of Firm Shares set forth opposite its name in Schedule I) that proportion of the Firm Shares agreed to be purchased by all the defaulting Underwriters which the percentage of Firm Shares set forth opposite its name in Schedule I bears to the aggregate of the percentage of Firm Shares set forth opposite the names of all the nondefaulting Underwriters. In that event, the Representatives, for the accounts of the several nondefaulting Underwriters, shall take up and pay for all or any part of the Firm Shares to be purchased by each nondefaulting Underwriter under this subsection (a), and may postpone the Closing Date to a time not exceeding three full business days after the Closing Date determined as provided in Section 4 of this Agreement; and

          (b) If one or more Underwriters default in its or their obligations to purchase and pay for Firm Shares under this Agreement and if the aggregate amount of the Firm Shares which all Underwriters so defaulting shall have agreed to purchase exceeds 10% of the Firm Shares, or if one or more Underwriters for any reason permitted under this Agreement cancel its or their obligations to purchase and pay for Firm Shares under this Agreement, the noncancelling and nondefaulting Underwriters (hereinafter called the "Remaining Underwriters") shall have the right to purchase such Firm Shares on the Closing Date in the proportion as may be agreed among them. If the Remaining Underwriters do not purchase and pay for all such Firm Shares at the Closing Date, the Closing Date shall be postponed by two business days and the Remaining Underwriters shall have the right to purchase the Firm Shares, or to substitute another person or persons to purchase them, or both, at the postponed Closing Date. If purchasers are not found for such Firm Shares by the postponed Closing Date, the Closing Date shall be postponed for a further five business days and the Company shall have the right (but shall not be obligated) to substitute another person or persons, satisfactory to the Representatives, to purchase those Firm Shares at the second postponed Closing Date. If the Company does not find the purchasers for those Firm Shares by the second postponed Closing Date, then this Agreement shall automatically terminate and neither the Company nor the Remaining Underwriters shall be under any obligation under this Agreement (except that the Company shall remain liable to the extent provided in Sections 7 and 9(a) and 10 and the Underwriters shall remain liable to the extent provided in Sections 9(b) and 10). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 13. Nothing in this Section will relieve a defaulting Underwriter from liability for its default or obligate any Underwriter to purchase or find purchasers for any Firm Shares in excess of those agreed to be purchased by the Underwriter in
Section 3 and Section 13(a) of this Agreement.

     14. Effective Date of Agreement. This Agreement shall become effective at whichever of the following times shall first occur: (i) at 9:30 A.M., New York City time, on the next full business day following the date on which the Registration Statement becomes effective or (ii) at such time after the Registration Statement has become effective and the Underwriters shall release the Firm Shares for sale to the public; provided, however, that the provisions of Sections 7, 9, 10, 14 and 18 hereof shall at all times be effective. For purposes of this Section 14, the Firm Shares shall be deemed to have been so released upon the release by the Underwriters for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Shares or upon the release by the Underwriters of telegrams offering the Firm Shares for sale to securities dealers, whichever may occur first.

     15.   Termination of Agreement.  (a)    This Agreement may be
terminated at any time prior to the Closing Date by you by giving written notice to the Company and the Selling Shareholder upon the occurrence of any of the following events:

              (i) the Company shall have sustained a loss, by reason of fire, flood, accident or other calamity which, in your reasonable judgment, materially affects the aggregate value of the property owned or leased by the Company or which materially interferes with the operation of the business of the Company, regardless of whether or not that loss shall have been insured;

             (ii) the Company has encountered or been threatened with a strike or other labor dispute or been subjected to governmental action or fluctuations in currency or major political upheaval which materially affects the aggregate value of the property owned or leased or which materially interferes with the operation of its business or which in your reasonable judgment makes it impracticable or inadvisable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Firm Shares;

            (iii) except as set forth in the Prospectus, there shall be pending or threatened against the Company or notification has been received by the Company, of the threat of any material legal or governmental proceeding or action relating generally to the business or prospects of the Company, as the case may be, which could materially adversely affect the Company (including action with respect to credit or interest rates) or which in your reasonable opinion makes it impracticable or inadvisable to proceed with the offering;

             (iv) any of the certificates, opinions or other documents to be delivered on the date of this Agreement or at the Closing Date are not in form reasonably satisfactory to counsel to the Underwriters;

              (v) any conditions set forth in Section 11 of this Agreement shall not have been satisfied;

             (vi) the Company is merged or consolidated or all or substantially all of the capital stock or assets of the Company are acquired by another company or group, or there exists a binding legal commitment for the foregoing or any other material change of ownership or control occurs;

            (vii) there has occurred any outbreak of hostilities or escalation of any existing hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it impracticable, in your reasonable judgment, to offer for sale or to enforce contracts made by the Underwriters for the sale of the Shares;

           (viii) a banking moratorium shall have been declared by either federal or New York state authorities;

             (ix) if trading generally on either the American Stock Exchange, the New York Stock Exchange, or Nasdaq has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities generally have been required, by either of said Exchanges or Nasdaq or by order of the Commission or any other governmental authority;

              (x) trading of any securities of the Company shall have been suspended on any exchange or in the over-the-counter market; or

             (xi) any law shall be enacted or any regulation promulgated relating to the business of the Company which could materially adversely affect the Company.

          (b) This Agreement may be terminated at any time prior to the Closing Date by the Company by giving written notice to you (i) at any time before this Agreement becomes effective in accordance with section 14 hereof, or (ii) if the conditions set forth in Section 12 shall not have been satisfied at or prior to the Closing Date.


     16. Notices. All communications under this Agreement shall be in writing and, except as otherwise provided shall be delivered at or mailed, registered or certified, return receipt requested, or telecopied to the addresses set forth below. Any notices given in accordance with this paragraph shall be effective when received.

If to you or any other Underwriter:

          Janney Montgomery Scott Inc.
          26 Broadway
          New York, New York 10004
          Attention:  William J. Barrett, Senior Vice President

Copy  to:

          Janney Montgomery Scott Inc.
            As Representatives of the Several Underwriters
          1801 Market Street
          20th Floor
          Philadelphia, Pennsylvania 19103
          Attention: Richard A. Thompson, Senior Vice President

and

          Robert W. Baird & Co. Incorporated
          777 East Wisconsin Avenue
          Milwaukee, Wisconsin 53202
          Attention: Peter S. Kies, Vice President

and

          Baer Marks & Upham
          805 Third Avenue

          New York, New York 10022
          Attention: Eric D. Martins, Esq.

If to the Company:

          Computer Horizons Corp.
          49 Old Bloomfield Avenue
          Mountain Lakes, New Jersey 07064-1495
          Attention: John J. Cassese, President

Copy to:

          Proskauer Rose Goetz & Mendelsohn
          1585 Broadway
          New York, New York 10036
          Attention: Robert A. Cantone, Esq.


If to the Selling Shareholder:

          John J. Cassese, President
          49 Old Bloomfield Avenue
          Mountain Lakes, New Jersey 07064-1495

     Any party may change its address by giving notice in accordance with this Section.

     17. Parties in Interest. This Agreement is made solely for the benefit of the Underwriters, the Company, the directors and officers of the Company, the Selling Shareholder and their respective executors, administrators, successors and assigns, and no other person shall acquire
or have any right under or by virtue of this Agreement.     The term
"successor" and "successor and assigns" shall not include any purchaser, as such purchaser, from the Company, the Selling Shareholder or any of the several Underwriters of the Shares. All of the obligations of the Underwriters under this Agreement are several and not joint.

     18. Survival Clause. The representations, warranties, indemnities, agreements and other statements of the Underwriters and the Company and the Selling Shareholders set forth in this Agreement and made pursuant to this Agreement will remain operative and in full force and effect regardless of
(i) any investigation made by or on behalf of any Underwriter or controlling person thereof or by or on behalf of the Company, any of its officers and directors the Selling Shareholders, an Underwriter or any controlling person thereof, (ii) any termination of this Agreement and
(iii) delivery of and payment for the Shares.

     19. Authority of Representatives. You will act for the several Underwriters in connection with this offering, and any action under or in respect of this Agreement taken by you as Representatives on behalf of the Underwriters will be binding upon all of the Underwriters. In addition, any provision herein requiring the decision or consent of the Representatives shall be deemed to have been validly decided or given if decided or given by Janney Montgomery Scott Inc.
     20. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     21. Counterparts. This Agreement may be signed in one or more counterparts and shall be deemed effective when each party hereto has signed a counterpart.

     If the foregoing is in accordance with your understanding of our Agreement, kindly sign and return to the Company the enclosed duplicate hereof, whereupon it will become a binding Agreement among the Company and the Underwriters in accordance with its terms.

                              Very truly yours,

                              COMPUTER HORIZONS CORP.


                              By:
                                 ------------------------------------------
                                 Name:
                                 Title:




                              ----------------------------------------------
                              John J. Cassese, Selling Shareholder


The foregoing Agreement is hereby confirmed and delivered as of the date first above written

JANNEY MONTGOMERY SCOTT INC.


By:
   --------------------------------
     (Authorized Signature)



ROBERT W. BAIRD & CO. INCORPORATED

By:
   --------------------------------
     (Authorized Signature)


Acting on their own behalf and as Representatives of the several Underwriters named in Schedule I attached hereto.

                                 EXHIBIT A
                                 ---------


                          COMPUTER HORIZONS CORP.

                             Lock-Up Agreement
                             -----------------



                                   June 1, 1995

Janney Montgomery Scott Inc.
1801 Market Street
20th Floor
Philadelphia, Pennsylvania 19103

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Computer Horizons Corp.
49 Old Bloomfield Avenue
Mountain Lakes, New Jersey 07046-1495

Ladies and Gentlemen:

          The undersigned understands that Janney Montgomery Scott Inc. ("Janney") and Robert W. Baird & Co. Incorporated (together with Janney,
  ------
the "Representatives"),  propose to enter into an Underwriting Agreement
     ---------------
(the "Underwriting Agreement") with Computer Horizons Corp. (the "Company")
      ----------------------                                      -------
providing for the public offering (the "Offering") of shares of Common
                                        --------
Stock of the Company (the "Common Stock").  The undersigned acknowledges
                           ------------
the Offering will benefit the undersigned by, among other things, providing substantial capital to the Company and strengthening the market for the Company's securities.
          In order to induce the Representatives, on behalf of the underwriters (the "Underwriters"), to enter into the Underwriting Agreement
                   ------------
and effect the Offering, the undersigned hereby agrees that for a period commencing on the date that the Company's registration statement on file with the Securities and Exchange Commission ("SEC") (File No. 33-59103) is
                                              ---
declared effective by the SEC and ending 180 days from such date, the undersigned will not, notwithstanding any registration or other rights that the undersigned may have, directly or indirectly, offer, sell, contract to sell, grant any option with respect to, transfer, assign, pledge or otherwise dispose of (either pursuant to Rule 144 under the Securities Act of 1933, as amended, or otherwise) any Common Stock, any warrants, any Common Stock issuable upon the exercise of such warrants or any securities convertible into or exchangeable or exercisable for Common Stock (collectively, the "Securities"), unless the undersigned has theretofore
                    ----------
received the written consent of Janney. The foregoing shall not be deemed to restrict the exercise by the undersigned of options to purchase shares of Common Stock and the surrender of such options pursuant thereto.

          In order to enable the Underwriters to enforce the aforesaid covenants, the undersigned hereby consents to the placing of legends and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the undersigned's name or beneficially owned by the undersigned.

          If the undersigned is an officer or director of the Company, he or she represents that he or she has not taken, and further agrees not to take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might in the future reasonably be expected to constitute stabilization or manipulation of the price of the Common Stock in connection with the Offering.

          This Agreement is to be governed by and construed in accordance with the laws of the State of New York. This Agreement shall be binding upon the successors and assigns of the undersigned.
          The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance upon this Agreement.

                                   Very truly yours,



_____________________________      ______________________________
Name of Corporation,               Signature of Individual Holder
Partnership or other Entity


By:__________________________      ______________________________
   Signature                       Name (Please Print)

_____________________________
Name of Above Signatory
(Please Print)


_____________________________
Title of Signatory

                                 SCHEDULE I
                                 ----------


                            LIST OF UNDERWRITERS


                         Underwriters                   Number of
                                                       Firm Shares
                                                       -----------
         Janney Montgomery Scott Inc.
         Robert W. Baird & Co. Incorporated



              Total  . . . . . . . . . . . . . . . .  1,100,000



                                    -38-